UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 29, 2006.

MAGNUS INTERNATIONAL RESOURCES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	333-74992 (Commission File Number)	98-0351859 (IRS Employer Identification No.)

101 Convention Center Drive, 7th Floor Las Vegas, Nevada (Address of principal executive offices)	89109 (Zip Code)

Registrant's telephone number, including area code (888) 888-1494

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPLE OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPLE OFFICERS

On August 29, 2006, Magnus International Resources Inc. (the “Company”) deeply regreted to announce that one of its directors, Dr. Paul Taufen, had unexpectedly passed away from cardiac-related problems.

Dr. Taufen had been consulting with the Company since November 2004, and was appointed a director of the Company on November 25, 2005.  Dr. Taufen played a significant role in the technical development of the Company’s exploration properties in China, and also in building the world-class team of professionals that has now been assembled to execute the exploration programs.

“Paul was an incredible human being.  He enriched the lives of everyone with whom he came into contact and will be remembered as a friend and mentor to those with whom he worked.  Paul’s unique combination of technical brilliance, humility, and unceasing eagerness to help others and to selflessly pass on his experience earned him the highest levels of respect for his peers.  He will be missed by the geological community, and indeed, by all those who knew him. We, at Magnus, would like to extend our deepest sympathies to the Taufen family,” stated Graham Taylor, CEO of the Company.

Mr. Steven Tan, a director of the Company added, “Dr. Taufen was one of the world’s foremost experts in exploration geochemistry, and was regarded by both friends and colleagues as a thoroughly professional individual of high moral character.  He will be missed at Magnus, both as a valued contributor to the Company and as an outstanding human being and friend.”

ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press releases attached hereto as Exhibit 99.1 and Exhibit 99.2.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.	Description
99.1	Press Release dated August 29, 2006.
99.2	Press Release dated August 29, 2006.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 30, 2006

                                                                                                MAGNUS INTERNAIONAL RESOURCES INC.

                                                                                                By:       /s/ Graham Taylor
                                                                                                Name:  Graham Taylor
                                                                                                Title:     President, CEO and Director

EXHIBIT INDEX

Number	Exhibit	Sequential Page Number
99.1	Press Release dated August 29, 2006.	5
99.2	Press Release dated August 29, 2006	6